Exhibit 99.1

1 INVESTOR PRESENTATION JUNE 2017

2 Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

INTRODUCTION TO CUBESMART 3 Self-Storage REIT with Expansive National Platform Owned Portfolio by Market New England 15 MN 1 NYC, No. NJ 58 CT 22 Chicago 40 No. CA 12 Ohio 20 Phila., So. NJ 19 CO, UT 15 Inland Empire 16 Balt., DC 28 Tenn 7 AZ, NV, NM 43 NC 9 So. CA 12 Atlanta 18 Major TX 63 Other FL 58 Miami 20 Total Market Cap2 $6.3 billion Headquarters Malvern, PA 832 476 356 Stores1 Owned Managed 1) Property count as of March 31, 2017. 2) Market value of common and book value of debt as of March 31, 2017.

HIGH-QUALITY PORTFOLIO 4 A Disciplined Investment Strategy has Built an Industry-Leading Portfolio (in ‘000) ($ in ‘000) 33.5 1) Determined by ranking top 100 markets by net rentable square feet per person with “1” being the market with the lowest supply and “100” being the market with the highest supply compared to the National Average. Evercore ISI Market “Score” reflects each REIT’s property portfolio as measured by existing supply in its markets. Source: Evercore ISI Research Reports dated February 28, 2016 and March 8, 2016. © Copyright 2016. Evercore Group L.L.C. All rights reserved. Evercore ISI Estimated Overal1l "Score" of Market Supply Exposure 60.0 50.0 40.0 30.0 20.0 10.0 0.0 CUBE EXR PSA NSA SSS 48.7 49.8 36.7 38.0

LONG-TERM VISION FOR VALUE CREATION 5 INTERNAL GROWTH Maximize portfolio value through continued focus on customer service and operational enhancements. EXTERNAL GROWTH Continue to prudently build a portfolio of high-quality assets, with a focus on targeted markets. FINANCIAL STRENGTH Finance growth by strategically accessing the full array of capital sources available through a BBB/Baa2 investment grade balance sheet.

6 INTERNAL GROWTH 2017 Same-Store Results1 First Quarter Revenue +5.4% Revenue Growth primarily driven by effective rent growth NOI2 +6.0% Expenses +4.1% Average Occupancy +92.2% (+40 bps YOY) Expense Growth is expected to remain inflationary, except for continued pressure on real estate taxes and increases in weather-related costs 2017 Same-Store Guidance3 NOI2 +4.0% to +5.0% Revenue +3.75% to +4.75% Expenses +4.0% to +5.0% 1) Financial data from January 1, 2017 through March 31, 2017. 2) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart’s public filings for a detailed explanation of NOI and how it reconciles to a GAAP measure. 3) As provided in the Company’s Earnings Release dated April 27, 2017.

INTERNAL GROWTH: NEW SUPPLY IMPACT 7 This new development cycle (2016-2018) will increase available supply in our top 12 markets by approximately 6.9% over three years Note: Bubbles sized by 2015 population Source: 2016 Mini Store Messenger Self Storage Almanac, Company Research

INTERNAL GROWTH: VALUE-ADD CAPITAL INVESTMENTS 8 We constantly review our portfolio looking for opportunities to undertake capital projects that add meaningful value to existing stores Before After Parsippany, New Jersey Completed December 2016 25,000 SF of Climate Controlled Units Project Cost - $3.3 million Added

INTERNAL GROWTH: PERFORMANCE FUELED BY INNOVATION 9 Enhancing the customer experience at all points of engagement through proprietary systems and processes. Constantly testing digital platforms, utilizing marketing advancements, and deploying sophisticated systems that strengthen customer relationships before, during and after the storage rental process. Developing and implementing sophisticated processes and systems to inform pricing decisions related to attracting and retaining customers, with the ultimate objective of maximizing the value of each rental. Raising the bar for customer expectations by making strategic investments in people, training, and technology to better meet customer needs and improve our customer’s storage experience. DIGITAL MARKETING REVENUE MANAGEMENT CUSTOMER SERVICE

10

INTERNAL GROWTH: UNDERSTANDING OUR CUSTOMER

Our Customers have a spectrum of needs. And it's not always an easy time for them when they come to us. Our goal is to understand what's meaningful to each and every person, provide an attractive offer, and exceed their expectations with industry-leading customer service.



Single Sonia

"As a single woman, safety is critical to me. I don't want to navigate long, dark hallways by myself. I need bright lights, open areas, and above all, I need to feel safe."

Enterprising Erik

"Our business isn't big enough for a warehouse, but we have definitely outgrown the home office. We need a place where we can access our supplies without a hassle."

Downsizing Dave

"We lived in our family home for 34 years, and so did my full workshop, my wife's lamp collection, and everything in between. Moving to a house without a basement was incredibly stressful. We needed the experts at CubeSmart to help us solve our space puzzle."

Foreclosure Fred

"After losing our home, we were in a tough spot and looking for a good deal. What we got at CubeSmart was a great deal and, even better, people really went out of their way to make things as easy as possible for us."

Moving Mary

"At the end of our move, we were tired. The last thing we wanted was to have to jump through hoops to get our extra things in storage. Lucky for us, we got squared away in record time at CubeSmart, and before we knew it, we were back home relaxing."

Senior Sam

"When my wife passed, I could barely imagine life without her, let alone finding a storage unit to care for my things. But, I was grateful that CubeSmart made things easy for me and were very kind to me throughout the whole process."

Remarried Ryan

"The Brady Bunch jokes never stop. People thought I was crazy to marry a woman with three girls, when I have three boys already. But, we're doing everything we can to make it one big happy family. Part of that means making some detours to the storage unit while our households merge. I like that they have a family feel, too. They greet all of us by name, which is impressive, since there are a lot of us!"

Renovating Rita

"I didn't realize how much additional stress would come with building an addition. My house feels like it's in shambles at the moment. But, at least I know the important things are clean and safe, and in a secure spot at CubeSmart."

CubeSmart

INTERNAL GROWTH: INTERNET MARKETING 11 Optimizing marketing efforts and efficiently attracting customers through use of industry leading analytics.

INTERNAL GROWTH: INTERNET MARKETING 12 D EXPERIENCE 1 PERSONA 1 PERSONA 2 D EXPERIENCE 2 VISITOR DATA AND BEHAVIOR PERSONA 3 D EXPERIENCE 3 VISITORS Adjusting to evolving marketing ecosystems and engagement mediums Continued focus on capturing and leveraging insights about customers to create experiences that increase engagement and conversion Understanding the motivations of different customers and engaging with them through methods they trust

INTERNAL GROWTH: TRADITIONAL MARKETING 13 ®------------------------------------------------------

INTERNAL GROWTH: REVENUE MANAGEMENT 14 Revenue Management Landscape Multi-Family Residential Self Storage Airlines Hotels Supply Constraints Competition Seasonality Low Transaction Volume Unpredictable Length of Stay Historically, advanced revenue management techniques have boosted revenue in a number of supply-constrained industries, beginning with airlines and then moving on to hotels Multi-family represents the closest analogy, but the unpredictable lengths of stay for self-storage customers adds additional complexity

INTERNAL GROWTH: REVENUE MANAGEMENT 15 Fundamental Pricing Issues Pricing optimization requires consideration of a multi-dimensional demand landscape and dynamic capacity constraints Substitutability Competition Economic Outcomes Capacity / Economic Outcomes Pricing Decisions Optimal Pricing

INTERNAL GROWTH: REVENUE MANAGEMENT 16 Long-Term Revenue Maximization Strategy Demand Forecast/ Revenue Optimization Price optimization requires consideration of a multi-dimensional demand landscape & dynamic capacity constraints Balance between Street Rates, Discounts, and Concessions Goal of providing the most compelling offer to the customer that maximizes long-term revenue Unit Mix Decisions and Inventory Management Maximizing revenue through dynamic inventory management, prioritization, & unit conversions to create optimal unit availability In-Place Rate Increases Dynamic in-place rate increase strategies take advantage of customer stickiness to maximize long-term revenue

INTERNAL GROWTH: CUSTOMER SERVICE 17 Striving to fulfill our mission of simplifying organizational challenges through unparalleled customer service. Focus on customer service throughout all touch points (store, sales center, and website) to create a fully-integrated interaction with each customer Modern offices and operational training focused on service-oriented values facilitate an efficient rental process

INTERNAL GROWTH: CUSTOMER SERVICE 18 An Award-Winning Service Culture

19 EXTERNAL GROWTH Investment Strategy $22.0 million in year-to-date acquisitions1 Focus on high-quality properties in high-barrier-to-entry markets $20.9 million openings in year-to-date new development Leverage relationships with development partners to invest selectively in accretive development and build-to-suit opportunities 44 new properties added year to date to the third-party platform $361.0 million of investments under contract1 - $49.8 million of acquisitions at c/o, $311.2 million of JV development Utilize third-party management program to gain additional scale and efficiencies and create potential acquisition opportunities with private owners 1) Includes acquisitions under contract as of April 27, 2017.

EXTERNAL GROWTH: PLATFORM SCALE 20 Significant equity investments coupled with the rapid growth of our Third Party Management program has increased the size of our operating platform, improving efficiencies and scale 1 1) As of March 31st, 2017

EXTERNAL GROWTH: MANHATTAN MARKET ENTRANCE 21 On May 3rd, we opened the ground floor of our first store in Manhattan, expanding our footprint into all five boroughs of New York City In the first four weeks of operation1: Rented 33% of approximately 7,000 square feet of available space Leased units at rental rates in excess of $80.00 per square foot Project overview: 444 West 55th Street Expected completion – July 2017 New York, New York 10019 3,332 units totaling 91,400 net rentable square feet Total investment - $74.3 million 1) As of May 31, 2017

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 22 Focus on Adding Scale in Attractive, High-Barrier-to-Entry Markets Acquisitions1,2 $2.6 billion Dispositions1 $460 million 147 Stores 243 Stores 1) Transactions closed from 2008 through March 31, 2017. 2) Includes investment in 35 properties through HHF Joint Venture. Acquisitions, 2008 – March 31, 2017 Dispositions, 2008 – March 31, 2017 Development Properties, 2014 – March 31, 2017

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 23 Acquisitions 2008 – March 20172 Total Portfolio March 20172 Total Portfolio January 2008 Dispositions, 2008 – March 20172 Note: Bubbles sized by revenue. 1) Realized annual rent per occupied sq ft is computed by dividing rental income by the weighted occupied sq ft for the period. 2) Includes transactions closed or announced and under contract as of March 31, 2017. 1

EXTERNAL GROWTH: HIGH QUALITY ASSETS 24 Enhancing Our Portfolio by Adding Purpose-Built, Class A Stores

25

EXTERNAL GROWTH: DEVELOPMENT

Leverage Local Market Expertise of Partners to Generate Highest Returns

2015

$49.3M Total

2Q15
Arlington, VA - $17.1M

4Q15
Queens, NY - $17.4M

4Q15
Brooklyn, NY - $14.8M


Arlington, VA

2016

$64.0M Total

1Q16
Queens, NY - $31.8M

2Q16
Bronx, NY - $32.2M


Bronx, NY
CubeSmart

2017

$159.2M Total

1Q17
N. Palm Beach, FL - $9.7M

2Q17
Washington, DC - $25.4M

3Q17
New York, NY - $74.3M

4Q17
Brooklyn, NY - $49.8M

2018

$161.7M Total

2Q18
Bronx, NY - $90.0M

2Q18
New York, NY - $10.0M

3Q18
Waltham, MA - $16.0M

4Q18
Queens, NY - $45.7M

CubeSmart

EXTERNAL GROWTH: PURCHASE AT COMPLETION 26 Acquire High-Quality, Purpose-Built Assets in Select Markets 2016 2017 2015 $69.4M Total $61.1M Total $15.8M Total 2Q17 Chicago, IL - $11.2M 2Q15 Dallas, TX - $15.8M 1Q16 Brooklyn, NY - $48.5M 2Q17 Chicago. IL - $11.3M 2Q16 Fort Worth, TX - $10.1M 4Q17 Miami, FL - $20.8M 2Q16 Grapevine, TX - $10.8M 4Q17 Delray Beach, FL - $17.8M

EXTERNAL GROWTH: IMPACTFUL THIRD-PARTY MANAGEMENT PLATFORM 27 Third-party management allows us to leverage our operating platform and generate additional economies of scale Platform has grown to 356 properties since its inception in 2009 Have purchased 63 properties from our million1 since managed portfolio for $577 2010 1) Includes acquisitions closed or under contract as of March 31, 2017.

28 FINANCIAL STRENGTH Recent Activity Issued $50.0 million of 4.375% unsecured senior notes due December 2023 on April 4, 2017, priced at 105.04% to yield 3.495% to maturity. Approach Fund external growth in a manner consistent with our objective of maintaining our investment grade credit ratings Issued $50.0 million of 4.000% unsecured senior notes due November 2025 on April 4, 2017, priced at 101.343% to yield 3.811% to maturity. Conservative balance sheet strategy provides capacity and flexibility to close transactions and the ability to access multiple sources of capital Repaid $100.0 million unsecured bank term loan that matures in June 2018.

FINANCIAL STRENGTH: DIVIDEND GROWTH 29 Strong cash flow growth has allowed for meaningful increases in distributions to shareholders 1 1) Based on current dividend payout and midpoint of FFO per Share guidance as provided in the Company’s Earnings Release dated April 27, 2017 Year-over-Year Growth 2011 2012 2013 2014 2015 2016 2017E1 Ann'l Dividend 180.0% 14.3% 37.5% 18.2% 23.1% 31.3% 28.6% FFO Per Share, as adjusted 27.6% 13.8% 23.0% 18.7% 15.7% 15.2% 7.3%

FINANCIAL STRENGTH: INVESTMENT GRADE BALANCE SHEET 30 Investment Grade Ratings Conservative Metrics (As of March 31, 2017) Debt / Gross Assets Debt / EBITDA1 Secured Debt / Gross Assets 38.4% 5.2x 2.6% Baa2 (Stable) BBB (Stable) Well-Staggered Debt Maturity Schedule (Pro Forma As of March 31, 20172) Weighted Maturity2 6.2 Years Average (in thousands) 1) Based on annualized 1Q17 EBITDA and average debt outstanding during 1Q17. 2) Pro forma to include April 4th unsecured senior note issuance and repayment of $100 million term loan maturing June 2018.

FINANCIAL STRENGTH: DISCIPLINED CAPITAL ALLOCATION 31 Access to the full spectrum of capital has helped finance $2.9 billion of total investment since 2010 Annual Investment Activity Annual Financing Activity

FINANCIAL STRENGTH: KEY CREDIT METRICS 32 Strong Operating Performance Coupled with Conservative Balance Sheet Management Continues to Improve Credit Metrics 1) Source: Company Filings. 2) Source: SNL, Company Filings. 3) Dividend payout ratio calculated as annual common distributions declared per share/funds from operations per share, as adjusted. Historical Leverage Levels1 EBITDA Coverage Ratio1 Gross Assets1 Dividends2 3 3

33 Summary Robust organic growth fueled by a focus on customer service, continued enhancement of our operational infrastructure, and a widening divide between large and small operators Meaningful external growth through a disciplined investment process supplemented by a competitive and expanding third-party management platform Strategic growth objectives are supported by an investment grade balance sheet and access to a broad array of capital sources

HISTORICAL COMPANY DATA

34

Same-Store Performance[1]	2010	2011	2012	2013	2014	2015	2016
Revenue Growth	0.3%	3.6%	3.8%	7.4%	7.2%	7.3%	7.0%
NOI Growth	1.0%	5.7%	6.0%	9.3%	9.6%	9.6%	10.2%
YOY Occupancy Growth (BPS)	0.6%	2.0%	3.4%	5.3%	2.6%	1.5%	0.8%
Annual Avg. Occupancy	76.8%	78.8%	82.6%	88.4%	90.8%	92.3%	92.9%
External Growth							
# Acquired Properties	12	27	37	20	53	29	28
Acquisition Value ($MM)	$85.1	$467.1	$432.3	$189.8	$568.2	$292.4	$403.6
# of Disposed Properties	16	19	26	35	0	8	0
Disposition Value ($MM)	$38.1	$45.2	$60.0	$126.4	$0.0	$37.8	$0.0
Trading & Valuation Metrics							
Market Equity Value[2]	$965	$1,277	$2,049	$2,335	$3,752	$5,496	$4,875
Total Market Capitalization[2]	$1,580	$2,035	$3,073	$3,474	$4,926	$6,758	$6,471
Total Gross Assets[2]	$1,793	$2,195	$2,504	$2,757	$3,278	$3,709	$4,146
P / FFO (Trailing)[3]	18.7x	16.4x	19.7x	17.5x	20.4x	24.5x	18.6x
FFO Payout Ratio[4]	28.4%	44.6%	47.3%	50.5%	50.9%	55.2%	62.5%
Dividend Yield[5]	1.5%	2.7%	2.4%	2.9%	2.5%	2.7%	3.4%

1) Performance as reported for the same-store pool as it was constituted at the end of the respective year.
2) Year-ending values as detailed in Company's supplemental packages.
3) Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart's public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure.
4) Calculated as annual common distributions declared per share / funds from operations per share, as adjusted.
5) Calculated as annual dividend per share / ending common share price.

CubeSmart

35 Contact Us Contact Info Charles Place Director, Investor Relations Email: cplace@cubesmart.com Telephone Office Phone: 610.535.5700